EXHIBIT 23

Independent Auditors' Consent

     We consent to the incorporation by reference in Registration Statements Nos. 333-02245,
333-42010, 333-50809, 333-86846, 33-17530, 33-28118 and 33-78102 on Form S-8 and
Registration Statement Nos. 333-26009 and 333-88122 on Form S-3 of Photronics, Inc. of
our report dated December 6, 2002 appearing in this Annual Report on Form 10-K of
Photronics, Inc. for the year ended November 3, 2002.

/s/ Deloitte & Touche LLP Hartford, Connecticut January 30, 2003